UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 24, 2012 (May 23, 2012)

KAISER ALUMINUM CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-52105	94-3030279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27422 Portola Parkway, Suite 200 Foothill Ranch, California	92610-2831
(Address of Principal Executive Office)	(Zip Code)

(949) 614 - 1740

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Indenture

On May 23, 2012, Kaiser Aluminum Corporation (the “Company”) issued $225,000,000 aggregate principal amount of its 8.250% Senior Notes due 2020 (the “Notes”) pursuant to an indenture, dated May 23, 2012 (the “Indenture”), among the Company, the subsidiary guarantors party thereto (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Notes were offered and sold either to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) or to persons outside the United States under Regulation S of the Securities Act.

The Notes mature on June 1, 2020. Interest accrues on the Notes at a rate of 8.250% per annum from May 23, 2012, and interest is payable semiannually, on June 1 and December 1 of each year. The first interest payment date is December 1, 2012. The Company may redeem all or part of the Notes at any time on or after June 1, 2016. At any time prior to June 1, 2015, the Company may also redeem up to 35.0% of the Notes using the proceeds from certain equity offerings. At any time prior to June 1, 2016, the Company may redeem some or all of the Notes at a price equal to 100% of the principal amount, plus a “make-whole” premium. If the Company sells certain assets or experiences specific kinds of changes in control, the Company will be required to make an offer to purchase the Notes.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare the entire principal amount of all the Notes, and the interest accrued on such Notes, to be immediately due and payable.

The Company has various relationships with the initial purchasers. Certain of the initial purchasers and their affiliates have engaged, and may in the future engage, in investment banking, commercial banking and other financial advisory and commercial dealings with the Company and its affiliates. In addition, certain of the initial purchasers or their respective affiliates have a lending relationship with the Company. These agents and lenders, or their respective affiliates, have received, and may in the future receive, customary fees and expenses for those services. In addition, the Company maintains banking relationships in the ordinary course with the Trustee and its affiliates.

The preceding description of the Indenture and the Notes is a summary and is qualified in its entirety by the Indenture and form of the Notes, which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, hereto and are incorporated by reference herein.

Registration Rights Agreement

In connection with the issuance of the Notes, the Company, the Guarantors and the initial purchasers of the Notes entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated May 23, 2012. The Registration Rights Agreement requires the Company and the Guarantors to use their commercially reasonable efforts to have the exchange offer registration statement declared effective by the Securities and Exchange Commission (the “SEC”) on or prior to 240 days after the Notes were issued. If, under certain circumstances, an exchange offer cannot be completed, the Company and the Guarantors have agreed to use their commercially reasonably efforts to file with the SEC a shelf registration statement covering resales of the Notes and related guarantees and use their commercially reasonable efforts to cause such registration statement to be declared effective as provided for in the Registration Rights Agreement. In such instance, the Company would be obligated to keep such shelf registration statement effective until the date that the Notes cease to be “registrable securities” (as defined in the Registration Rights Agreement), or such shorter period that will terminate when all Notes covered by the shelf registration statement have been sold pursuant to the shelf registration statement. If the Company fails to satisfy its obligations under the Registration Rights Agreement, it will, under certain circumstances, be required to pay additional interest to the holders of the Notes.

The preceding description of the Registration Rights Agreement is a summary and is qualified in its entirety by the Registration Rights Agreement, which is filed as Exhibit 4.3 hereto and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

Press Release

On May 23, 2012, the Company issued a press release announcing the closing of its private placement of $225 million aggregate principal amount of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Changes to Risk Factors

In connection with the private placement of the Notes and the other transactions related thereto, the risk factors included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 have changed. Disclosure regarding changes to such risk factors is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

4.1	Indenture, dated May 23, 2012, by and among the Kaiser Aluminum Corporation, each of the guarantors named therein and Wells Fargo Bank, National Association, as Trustee.

4.2	Form of 8.250% Senior Note due 2020 (included in Exhibit 4.1).

4.3	Registration Rights Agreement, dated May 23, 2012, by and among the Kaiser Aluminum Corporation, each of the guarantors signatory thereto and J.P. Morgan Securities LLC, as representative of the several initial purchasers.

99.1	Press release, dated May 23, 2012.

99.2	Description of Changes to Risk Factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION

Date: May 24, 2012	By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai Assistant Secretary and Assistant General Counsel

EXHIBIT INDEX

Number	Exhibit

4.1	Indenture, dated May 23, 2012, by and among the Kaiser Aluminum Corporation, each of the guarantors named therein and Wells Fargo Bank, National Association, as Trustee.

4.2	Form of 8.250% Senior Note due 2020 (included in Exhibit 4.1).

4.3	Registration Rights Agreement, dated May 23, 2012, by and among the Kaiser Aluminum Corporation, each of the guarantors signatory thereto and J.P. Morgan Securities LLC, as representative of the several initial purchasers.

99.1	Press release, dated May 23, 2012.

99.2	Description of Changes to Risk Factors.